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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                   Form 8-K


                                Current Report


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 22, 2000



                          LaSalle Re Holdings Limited
            (Exact name of registrant as specified in its charter)



             Bermuda                      1-12823             Not applicable
---------------------------------    ------------------   ----------------------
  (State or other jurisdiction        (Commission File        (IRS Employer
of incorporation or organization)         Number)         Identification Number)


        Continental Building, 25 Church Street, Hamilton HM12, Bermuda
        --------------------------------------------------------------
                   (Address of principal executive offices)


                                 441-292-3339
                                 ------------
             (Registrant's telephone number, including area code)


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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On September 27, 2000 LaSalle Re Holdings Limited (the "Company"), LaSalle Re Limited, Trenwick Group Ltd. ("Trenwick") and Trenwick Group Inc. completed a business combination (the "Business Combination"). As a result of the Business Combination, the Company became a wholly owned subsidiary of Trenwick Group Ltd.

Following the Business Combination, the independent auditor for Trenwick Group Ltd. was PricewaterhouseCoopers LLP and the independent auditor for the Company was Deloitte & Touche. Trenwick and the Company determined that it was in their best interest to utilize a single independent auditor. As a result, the Company determined not to retain Deloitte & Touche as the Company's independent auditor for the current fiscal year. Instead, the Company decided to retain PricewaterhouseCoopers LLP as its independent auditor. The decision to change independent auditors was approved by the Company's Board of Directors.

Deloitte & Touche served as the Company's independent auditors from October 25, 1999. Prior to this, KPMG had served as the Company's auditors from incorporation up until October 25, 1999, when they resigned following the identification of a potential issue relating to independence, in connection with their upcoming audit of the Company's financial statements for the fiscal year ended September 30, 1999.

Neither the audit report of Deloitte & Touche on the financial statements of the Company for the fiscal year ended and as of September 30, 1999, nor the audit report of KPMG on the financial statements of the Company for the fiscal year ended and as of September 30, 1998 contain an adverse opinion or disclaimer of opinion or was qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company's fiscal year ended September 30, 1998 there were no disagreements between KPMG and the Company with respect to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. None of the reportable events described in Item 304(a)(1)(v) of Regulation S-K occurred with respect to the Company during the fiscal year ended September 30, 1998.

During the Company's fiscal year ended September 30, 1999 and the interim period to date, there have been no disagreements between Deloitte & Touche and the Company with respect to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. None of the reportable events described in Item 304(a)(1)(v) of Regulation S-K occurred with respect to the Company during the fiscal year ended September 30, 1999 and through the interim period to date.

Deloitte & Touche and KPMG have each furnished the Company with a letter addressed to the Securities and Exchange Commission stating that it agrees with the above statements, as such statements relate to each former independent auditor. Copies of such letters are filed as Exhibit 16.1 and 16.2 to this Current Report on Form 8-K.

During the two most recent fiscal years and the subsequent interim period to date, neither the Company nor anyone on behalf of the Company consulted with PricewaterhouseCoopers LLP regarding either the application of accounting principles to

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a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company or any matter that was either the subject of a disagreement, within the meaning of Item 304(a)(1)(v) of Regulation S-K, or any reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 7.   Financial Statements and Exhibits

(c)       Exhibits

16.1 Letter from Deloitte & Touche dated December 22, 2000 regarding change in certifying accountant.

16.2 Letter from KPMG dated December 22, 2000 regarding change in certifying accountant.
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   LaSalle Re Holdings Limited
                                   ---------------------------
                                          Registrant


Date: December 22, 2000            /s/ Guy D. Hengesbaugh
-----------------------            ----------------------
                                   Name: Guy D. Hengesbaugh
                                   Title: President and Chief Executive Officer